Exhibit 10.1

SECOND AMENDMENT AND CONSENT

        SECOND AMENDMENT AND CONSENT, dated as of August 24, 2005 (this “Amendment”), under the CREDIT AGREEMENT, dated as of November 18, 1997, as amended and restated as of October 14, 2004 and as amended and waived by the First Amendment and Waiver dated as of March 31, 2005 (as in effect on the date immediately prior to the date hereof, the “Credit Agreement”), among BALLY TOTAL FITNESS HOLDING CORPORATION, a Delaware corporation (the “Borrower”), the lenders parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as agent for the Lenders (the “Agent”), DEUTSCHE BANK SECURITIES, INC., as Syndication Agent, and LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent. Terms used herein, but not defined, shall have the respective meanings set forth in the Credit Agreement.

W I T N E S S E T H:

        1.     Each of the Borrower’s 1998 Indenture and Senior Unsecured Notes Indenture was previously amended and supplemented in order to waive compliance by the Borrower with respect to certain financial reporting and delivery obligations (“Reporting Obligations”) through July 31, 2005 (“Waiver Date”).

        2.     The Borrower wishes to further amend and supplement each of the 1998 Indenture and the Senior Unsecured Notes Indenture in order to extend the Waiver Date to November 30, 2005.

        3.     In connection with the foregoing and other matters referenced herein, the Borrower also wishes to amend certain provisions of the Credit Agreement.

        4.     The consent of the Majority Lenders is required to so extend the Waiver Date, to pay certain fees associated therewith and to so amend the Credit Agreement.

        NOW, THEREFORE, the parties hereto hereby agree as follows:

        1.     Consent.   (a)   The Lenders consent to the extension of the Waiver Date to November 30, 2005 and the payment of consent fees in connection therewith to the holders of (i) the Senior Unsecured Notes in a maximum amount not to exceed the maximum agreed to between the Borrower and the Agent in that certain letter agreement dated of even date herewith and (ii) the 1998 Subordinated Notes in a maximum amount for any such holder not to exceed the consent fee set forth in the Consent Agreements dated August 24, 2005 between the Borrower and certain holders of the 1998 Subordinated Notes (collectively, the “Permitted Consent Fees”).

        (b)   The Borrower agrees that it shall procure an unconditional withdrawal of (or an agreement to unconditionally withdraw) the respective notices of default delivered under the Senior Unsecured Notes Indenture and the 1998 Indenture (“August 2005 Default Notices”) on or prior to the Effective Date (as defined below). In any event, the Borrower will not pay or agree to pay Permitted Consent Fees (i) to or for the benefit of the holders of the Senior

Unsecured Notes unless the August 2005 Default Notices delivered with respect to the Senior Unsecured Notes Indenture will be unconditionally withdrawn no later than upon payment of the applicable Permitted Consent Fees and (ii) to or for the benefit of the holders of the 1998 Subordinated Notes unless the holders of at least a majority of the 1998 Subordinated Notes have agreed that the August 2005 Default Notices delivered with respect to the 1998 Indenture will be unconditionally withdrawn no later than upon payment of the applicable Permitted Consent Fees.

        (c)   In the event that the Agent has received evidence satisfactory to it that the holders of at least a majority of the Senior Unsecured Notes and at least a majority of the 1998 Subordinated Notes have agreed to waive the defaults contained in the August 2005 Default Notices upon payment of the applicable Permitted Consent Fees but the applicable Permitted Consent Fees have not been paid prior to August 31, 2005, then the Lenders agree to extend the Credit Agreement Default Date (as defined in the Consent under the Credit Agreement dated as of August 9, 2005) to the earlier of September 2, 2005 and the day following payment in full of the Permitted Consent Fees.

        2.     Amendment to Section 1.01 of the Credit Agreement.   (a)   Section 1.01 of the Credit Agreement is hereby amended by adding the following term in proper alphabetical order:

“Bond Waivers” means the amendments and waivers which extended the default date under the Senior Unsecured Notes Indenture and the 1998 Indenture as a result of the Borrower’s failure to comply with the certain financial reporting and delivery obligations thereunder to (i) July 31, 2005 and then (ii) to November 30, 2005.

        (b)        The definition of Consolidated Interest Expense in Section 1.01 of the Credit Agreement is hereby amended by inserting at the end of thereof, in front of the phrase “in each case determined in accordance with GAAP”, the following:

, less, for purposes of Section 6.12 only and without duplication, to the extent added in determining such aggregate amount of interest for such period, any amortization of consent fees paid by the Borrower to the holders of the Senior Unsecured Notes and the 1998 Subordinated Notes in connection with the Bond Waivers (not to exceed the Permitted Consent Fees in the case of the waivers to November 30, 2005) and fees paid to the Agent and the Lenders in connection with the Bond Waivers and the extension of the Credit Agreement Default Date.

        (c)        The definition of “GAAP EBITDA” in Section 1.01 of the Credit Agreement is hereby amended for purposes of Sections 6.12, 6.14 and 6.15 of the Credit Agreement by (i) deleting the word “and” from the end of clause (xiii) and substituting therefor a comma and (ii) adding at the end of clause (xiv) thereof the following:

,(xv) investigation, restructuring and other non-recurring fees and expenses in connection with the matters described in the Disclosure Letter, the DOJ Investigation, the preparation and implementation of the business plan delivered pursuant to Section 6.03(m), the Borrower’s arbitration with HSBC Card Services

(II), Inc. et al (known as the “Household Arbitration”) in an aggregate amount not to exceed (a) $5,000,000 for the fiscal quarter ending September 30, 2005 and (b) $5,000,000 for the fiscal quarter ending December 31, 2005 and (xvi) investigation, restructuring and other non-recurring fees and expenses incurred during fiscal year 2006 in connection with the matters described in the Disclosure Letter, the DOJ Investigation and related matters in an aggregate amount not to exceed $5,000,000 during fiscal year 2006.

        3.     Amendment to Section 6.12 of the Credit Agreement. Section 6.12 of the Credit Agreement is hereby amended to provide that the minimum allowed ratio of (i) Consolidated Adjusted EBITDA to (ii) Consolidated Interest Expense for the period of four consecutive fiscal quarters of the Borrower ending March 31, 2006 is reduced from 1.70x to 1.65x.

        4.     Maximum Cash. The Borrower agrees that it will not be entitled to borrow Revolving Advances after the date hereof if, immediately after giving effect thereto, the aggregate amount of unrestricted cash, cash equivalents and liquid investments of the Borrower and its Subsidiaries (including Unrestricted Subsidiaries) for which the Borrower or one of its Subsidiaries does not have a reasonably immediate use pertaining to a planned expenditure would exceed $25,000,000. In the event that at the close of business on any Business Day the aggregate amount of such unrestricted cash, cash equivalents and liquid investments exceeds $35,000,000, net of all outstanding checks written and reasonably immediate planned disbursements against such funds, and there are outstanding Revolving Advances in an amount greater than or equal to such excess, the Borrower shall repay Revolving Advances on the next Business Day in an amount equal to such excess (provided that to the extent such excess amount represents the proceeds of the sale of the Crunch division, such proceeds may be applied to payment of the Term Advances). If outstanding Revolving Advances are less than such excess, the Borrower shall repay the Revolving Advances in full and retain any excess. As used herein, an item of cash, cash equivalents or liquid investments is unrestricted unless such item is held in trust by or for, or pledged to, a third party (i.e., Persons other than the Borrower and its Subsidiaries, Unrestricted Subsidiaries and Affiliates and other than the Agent, the Lenders and their Affiliates) to support obligations of the Borrower and its Subsidiaries in a transaction permitted by the Credit Agreement. Failure to comply with this paragraph within 5 Business Days of a default hereunder shall constitute an Event of Default.

        5.     Financial Advisor. The Borrower acknowledges that the Lenders have retained the services of FTI Consulting, Inc. as financial advisor in connection with the Borrower’s obligations under the Credit Agreement. The Borrower agrees to pay the reasonable fees and expenses of such financial advisor promptly following receipt of an invoice (with backup detail supporting the invoiced amount, subject to attorney-client privilege/work product considerations) from time to time. It is expected that such financial advisor’s work will be completed on or about November 30, 2005.

        6.     Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date first set forth above (the “Effective Date”) at such time as:

(i) the Agent shall have received counterparts of this Amendment duly executed and delivered by a duly authorized officer of each of the Borrower, each Guarantor and the Majority Lenders; and

(ii) the Agent shall have received payment of all fees and expenses of the Agent and the Lenders that are earned, due and payable on or prior to the Effective Date in connection with this Amendment.

        7.     Consent Fee. The Borrower agrees to pay to the Agent for the account of each Lender which executes and delivers this Amendment by 5:00 pm EDT on August 30, 2005, a consent fee equal to .75% of the sum of such Lender’s Term Advances and Revolving Credit Commitments on the Effective Date, earned, due and payable with respect to each Lender on the Effective Date.

        8.     Representations and Warranties. The Borrower represents and warrants to each Lender that as of the Effective Date after giving effect to this Amendment: (a) the representations and warranties made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

        9.     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns and binding in respect of all of its Commitments and Advances, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

        10.     Continuing Effect; No Other Amendments. This Amendment is to be narrowly construed. Except to the extent the Credit Agreement is expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. This Amendment shall constitute a Credit Document.

        11.     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment and Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BALLY TOTAL FITNESS HOLDING CORPORATION

By:	/s/ Carl J. Landeck

Name:	Carl J. Landeck
Title:	Senior Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Agent

By:	/s/ Douglas A. Jenks

Name:	Douglas A. Jenks
Title:	Managing Director

Bally Total Fitness Holding Corporation Second Amendment and Consent dated as of August 24, 2005 to the Amended and Restated Credit Agreement:

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Patrick R. Keller

Name:	Patrick R. Keller
Title:	First Vice President

ADAR INVESTMENT FUND LTD
By:	ADAR Investment Management LLC

By:	/s/ Aaron Morse

Name:	Aaron Morse
Title:	Chief Operating Officer

ANCHORAGE CROSSOVER CREDIT OFFSHORE MASTER FUND, LTD.

By: Anchorage Advisors, L.L.C., its Advisor By: Anchorage Advisors Management, L.L.C., its Managing Member

By:	/s/ Anthony Davis

Name:	Anthony Davis
Title:	Managing Director

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD.

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

Sankaty Advisors, Inc. as Collateral Manager for BRANT POINT CBO 1999-1 LTD.

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

Sankaty Advisors, LLC, as Collateral Manager for BRANT POINT II CBO 2000-1 LTD.

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

Sankaty Advisors, LLC as Collateral Manager for CASTLE HILL I - INGOTS, LTD.

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

Sankaty Advisors, LLC as Collateral Manager for CASTLE HILL II - INGOTS, LTD.

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

HARBOUR TOWN FUND LLC

By:	/s/ M. Cristina Higgins

Name:	M. Cristina Higgins
Title:	Assistant Vice President

Sankaty Advisors, LLC as Collateral Manager for LOAN FUNDING XI LLC

By:	s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

Sankaty Advisors, LLC as Collateral Manager for RACE POINT CLO, LIMITED

By:	s/ Diane J. Exter

Name:	Diane J. Exter

Title:	Managing Director Portfolio
Manager

Sankaty Advisors, LLC as Collateral Manager for RACE POINT II CLO, LIMITED

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

SANKATY HIGH YIELD PARTNERS III, L.P.

By:	/s/ Diane J. Exter

Name:	Diane J. Exter
Title:	Managing Director Portfolio
Manager

BLACK DIAMOND OFFSHORE, LTD.
By:	Carlson Capital, L.P., its investment advisor
By:	Asgard Investment Corp., its general partner

By:	/s/ Clint D. Carlson

Name:	Clint D. Carlson
Title:	President

DOUBLE BLACK DIAMOND OFFSHORE LDC
By:	Carlson Capital, L.P., its investment advisor
By:	Asgard Investment Corp., its general partner

By:	/s/ Clint D. Carlson

Name:	Clint D. Carlson
Title:	President

RED FOX FUNDING LLC

By:	/s/ M. Cristina Higgins

Name:	M. Cristina Higgins
Title:	Assistant Vice President

CANYON CAPITAL CDO 2002-1, LTD.

By:	/s/ Mitch Julis

Name:	Mitch Julis

Title:	Authorized Signature

CANYON CAPITAL CLO 2004-1, LTD

By:	/s/ Mitch Julis

Name:	Mitch Julis
Title:	Authorized Signature

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Carin M. Keegan

Name:	Carin M. Keegan
Title:	Vice President

By:	/s/ Omayra Laucella

Name:	Omayra Laucella
Title:	Vice President

DURHAM ASSET MANAGEMENT L.L.C., on Behalf of CREDIT GENESIS CLO 2005-1 LTD.

By:	/s/ Jeffrey A Rosenkranz

Name:	Jeffrey A Rosenkranz
Title:	Principal

HEALTH AND FITNESS TRUST
By:	Wilmington Trust Company not in its
individual capacity, but solely as Owner Trustee

By:	/s/ Joseph B. Feil

Name:	Joseph B. Feil
Title:	Assistant Vice President

ALPHAGEN CREDIT FUND

By:	/s/ Varkki P. Chacko

Name:	Varkki P. Chacko
Title:

General Electric Capital Corporation as Administrator for, MERRITT CLO HOLDING LLC

By:	/s/ Hittie C. Lee

Name:	Hittie C. Lee
Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Hittie C. Lee

Name:	Hittie C. Lee
Title:	Duly Authorized Signatory

HBK MASTER FUND L.P.
By:	HBK Investment L.P., Investment Advisor

By:	/s/ Kevin O'Neal

Name:	Kevin O'Neal
Title:	Authorized Signatory

LOAN FUNDING IV LLC
By:	Highland Capital Management, L.P.,
As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek

Name:	Chad Schramek
Title:	Assistant Treasurer

LOAN FUNDING VII LLC
By:	Highland Capital Management, L.P.,
As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek

Name:	Chad Schramek
Title:	Assistant Treasurer

SUNRISE PARTNERS LIMITED PARTNERSHIP

By:	/s/ Michael J. Berner

Name:	Michael J. Berner
Title:	Vice President
Dawn General Partner Corp. General Partner

SBZ PARTNERS L.P.

By:	/s/ Michael J. Berner

Name:	Michael J. Berner
Title:	Attorney-in-fact

TRS LEDA LLC

By:	/s/ Alice L. Wagner

Name:	Alice L. Wagner
Title:	Vice President

Q FUNDING III, L.P.
By:	Prufrock Onshore, L.P., its General Partner
By:	J. Alfred Onshore, LLC, its General Partner

By:	Robert McCormick

Name:	Robert McCormick
Title:	Vice President

FIELD POINT I, LTD.

By:	/s/ Frederick H. Fogel

Name:	Frederick H. Fogel
Title:	Authorized Signatory

FIELD POINT II, LTD.

By:	/s/ Frederick H. Fogel

Name:	Frederick H. Fogel
Title:	Authorized Signatory

SEMINOLE FUNDING LLC

By:	/s/ M. Cristina Higgins

Name:	M. Cristina Higgins
Title:	Assistant Vice President

JEFFERSON-PILOT LIFE INSURANCE COMPANY
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

C-SQUARED CDO LTD.
By:	TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

CELERITY CLO LIMITED
By:	TCW Advisors, Inc., as Agent

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

FIRST 2004-I CLO, LTD.
By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

LOAN FUNDING I LLC a wholly owned subsidiary of Citibank, N.A. By: TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

TCW SELECT LOAN, LIMITED
By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

TCW SENIOR SECURED LOAN FUND
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

VELOCITY CLO, LTD.
By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Joseph L. Svehla

Name:	Joseph L. Svehla
Title:	Vice President

WB LOAN FUNDING 2, LLC

By:	/s/ Diana M. Himes

Name:	Diana M. Himes
Title:	Associate

WELLS FARGO FOOTHILL, LLC

By:	/s/ Juan Barrera

Name:	Juan Barrera
Title:	Vice President

FOOTHILL INCOME TRUST, L.P.
By:	FIT GP, LLC, Its Gen Parner

By:	/s/ Michael R. Bohannon

Name:	Michael R. Bohannon
Title:	Managing Member

THE SECOND AMENDMENT AND CONSENT IS ACKNOWLEDGED AND AGREED:

BALLY’S FITNESS AND RACQUET CLUBS, INC.
BALLY FITNESS FRANCHISING, INC.
BALLY FRANCHISE RSC, INC.
BALLY FRANCHISING HOLDINGS, INC.
BALLY ESTATE II, LLC
REAL ESTATE III, LLC
REAL ESTATE IV, LLC
BALLY REFS WEST HARTFORD, LLC
BALLY TOTAL FITNESS CORPORATION
BALLY TOTAL FITNESS HOLDING CORPORATION
BALLY TOTAL FITNESS INTERNATIONAL, INC.
BALLY TOTAL FITNESS OF MISSOURI, INC.
BALLY TOTAL FITNESS OF TOLEDO, INC.
BFIT REHAB OF WEST PALM BEACH, INC.
BALLY TOTAL FITNESS OF CONNECTICUT COAST, INC.
BALLY TOTAL FITNESS OF CONNECTICUT VALLEY, INC.
GREATER PHILLY NO. 1 HOLDING COMPANY
GREATER PHILLY NO. 2 HOLDING COMPANY
HEALTH & TENNIS CORPORATION OF NEW YORK
HOLIDAY HEALTH & FITNESS CENTERS OF    NEW YORK, INC.
BALLY TOTAL FITNESS OF COLORADO, INC.
BALLY TOTAL FITNESS OF THE SOUTHEAST, INC.
HOLIDAY HEALTH CLUBS OF THE EAST COAST,
        INC.
HOLIDAY/SOUTHEAST HOLDING CORP.
BALLY TOTAL FITNESS OF CALIFORNIA, INC.
BALLY TOTAL FITNESS OF THE MID-ATLANTIC, INC.
BALLY TOTAL FITNESS OF GREATER NEW YORK,
        INC.
JACK LALANNE HOLDING CORP.
BALLY SPORTS CLUB, INC.
NEW FITNESS HOLDING CO., INC.
NYCON HOLDING CO., INC.
BALLY TOTAL FITNESS OF PHILADELPHIA,
        INC.
PROVIDENCE FITNESS CENTERS, INC.
RHODE ISLAND HOLDING COMPANY
BALLY TOTAL FITNESS OF THE MIDWEST, INC.

BALLY TOTAL FITNESS OF MINNESOTA, INC.
TIDELANDS HOLIDAY HEALTH CLUBS, INC.
U.S. HEALTH, INC.
59TH STREET GYM LLC
708 GYM LLC
ACE, LLC
CRUNCH FITNESS INTERNATIONAL, INC.
CRUNCH L.A. LLC
CRUNCH WORLD LLC
FLAMBE LLC
MISSION IMPOSSIBLE, LLC
SOHO HO LLC
WEST VILLAGE GYM AT THE ARCHIVES LLC
BALLY TOTAL FITNESS FRANCHISING, INC.
By:	/s/ Carl J. Landeck

Name:	Carl J. Landeck
Title:	Senior Vice President and
Chief Financial Officer